UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

Verso Paper Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-148201	75−3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6775 Lenox Center Court, Suite 400 Memphis, Tennessee 38115-4436
(Address, including zip code, of principal executive offices)
(901) 369-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2008, the board of directors of Verso Paper Corp. (the “Company”) appointed Thomas Gutierrez a director of the Company effective immediately.  The appointment of Mr. Gutierrez increases the size of the board to nine directors.  Mr. Gutierrez will serve as a Class I director for a term expiring at the Company’s annual meeting of stockholders to be held in 2009.  The Company’s press release announcing the appointment of Mr. Gutierrez as a director is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2008

VERSO PAPER CORP.

		By:	/s/ Michael A. Jackson
Michael A. Jackson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on November 6, 2008.